FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT - Changes to the provision for expected credit losses (Details) - Trade receivables - Accumulated impairment losses - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Balance at beginning of year	$ 14.3	$ 14.1
Changes in expected credit losses charged to income	20.0	18.0
Write-off	(18.6)	(17.8)
Balance at end of year	$ 15.7	$ 14.3